Acquisitions and divestitures	6 Months Ended
Jun. 30, 2021
Acquisitions and divestitures
Acquisitions and divestitures

12. Acquisitions and divestitures

a)Business Combinations

The Company has coal operations in Mozambique, through Vale Moçambique S.A. (“Vale Moçambique”), where the metallurgical and thermal coal extraction and processing are operated. Vale Moçambique is a company controlled by Vale, with a non-controlling interest held by Mitsui & Co. Ltd. (“Mitsui”). Coal products are transported from the Moatize mine to the maritime terminal by the Nacala Logistics Corridor (“NLC”), that is a joint venture between Vale and Mitsui, in which each company holds 50% of the share capital. The NLC’s main assets are the railways and port concessions located in Mozambique and Malawi.

In April 2021, the Company signed an Investment Agreement with Mitsui for the acquisition by Vale of the totality of Mitsui´s interest in Vale Moçambique and NLC, which was concluded on June 22, 2021. With the conclusion, the following events have occurred:

(a.i) Acquisition of non-controlling interest in Vale Moçambique

The Company acquired the 15% interest held by Mitsui in Vale Moçambique for an immaterial consideration, which resulted in a loss of US$ 331 due to the negative reserves of Vale Moçambique at the conclusion of the transaction. This transaction with non-controlling interests was recognized in Stockholders’ Equity for the period ended June 30,2021 as “Acquisition and disposal of non-controlling interest”. After the acquisition of the interests previously held by Mitsui, the Company holds 95% of the share capital of Vale Moçambique and the remaining interest is held by the government of Mozambique.

(a.ii) Business combinations - NLC

On June 22, 2021, the acquisition was concluded with the settlement of NLC’s loans with third parties (“Project Finance”) in the amount of US$2,517, satisfying all conditions to acquire the additional 50% held by Mitsui. Therefore, the Company started consolidating the NLC’s assets and liabilities on its balance sheet.

Additionally, the Company has updated the discounted cash flow model to assess the fair value of the acquired business, resulting in a loss of US$771 (US$798 as at December 31, 2020) on the fair value of the loans receivable from NLC, mainly due to the decrease in the long-term price assumption for both metallurgical and thermal coal as well as the reduction in the expected production to reflect the operational challenges to reach the ramp-up of the coal business, after the revamp of the processing plants. The cash flows were discounted at a rate of 11.6%, and the loss was recognized as “Impairment and disposals of non-current assets” for the three-months period ended June 30, 2021.

The fair values of identifiable assets acquired and liabilities assumed as a result of the NLC’s acquisition are as follows:

June 22, 2021
Acquired assets
Cash and cash equivalents	172
Inventory, recoverable tax and other assets	423
Intangible	2,219
Property, plant and equipment	1,363
Assumed liabilities	(158)
Net identifiable assets acquired	4,019
Fair value adjustments (i)	(1,590)
Total identifiable net assets at fair value (ii)	2,429

Pre-existing relationship (Loans receivable from NLC)	859
Loss on pre-existing relationship	(771)
2,517

Cash consideration	2,517
(-) Balances acquired
Cash and cash equivalents	172
Net cash outflow	2,345

(i) Of this amount, US$441 was allocated to property, plant and equipment and US$791 was allocated to intangible and the remaining amount was allocated to other assets.

(ii) The fair value was assessed using the fair value less costs of disposal model, through discounted cash flow techniques, which is classified as “level 3” in the fair value hierarchy. The cash flows were discounted by using a post-tax discount rate expressed in real terms, which represents an estimate of the rate that a market participant would apply having regard to the time value of money and the asset’s specific risk.

(a.iii) Reclassification of the cumulative translation adjustments

On the announcement of the Investment Agreement with Mitsui, the Company has also informed the market its divestiture intention in the coal segment. However, the Company has assessed that the criteria to classify the coal segment as a discontinued operation have not been met yet, since the conclusion of an eventual sale to a third party within the next 12 months is not deemed highly probable under IFRS 5 - Non-current assets held for sale and discontinued operations. The Company will continue assessing at each reporting date whether the coal segment meets the “discontinued operation“criteria.

Furthermore, the Company assessed that its Australian entities (part of the coal segment), which are no longer operational, were considered "abandoned" under IAS 21 - The Effects of Changes in Foreign Exchange Rates and, therefore, the Company recognized a gain related to the accumulated translation adjustments in the amount of US$424, which was reclassified to  net income as “Impairment and disposals of non-current assets” for the three-months period ended June 30, 2021.

b)Other acquisitions and divestitures

Boston Electrometallurgical Company (“Boston Metal”) – In February 2021, the Company made an investment of US$6 in Boston Metal to acquire a non-controlling interest of 3.24%, aiming promote the development of a technology focused on the reduction of carbon dioxide on the steel production. Boston Metal has a diverse shareholding structure which includes venture capital funds, mining companies and private investors. Since the Company does not have significant influence over Boston Metal, this investment has been classified as a financial instrument and recorded as “Investments in equity securities”.

Vale Nouvelle-Calédonie S.A.S.  (“VNC”) – In December 2020, the Company signed a binding put option agreement to sell its interest in VNC for an immaterial consideration to a consortium constituted in a new company called “Prony Resources”, led by the current management and employees of VNC and supported by the Caledonian and French authorities with Trafigura Pte. Ltd. as a non-controlling shareholder. Under the terms of agreement, the Company has assumed an obligation to pay to the buyers an amount of US$500 upon closing of the transaction and this amount has been provided for as at December 31, 2020.

In March 2021, the Company signed the share purchase and sale agreement with Prony Resources, concluding the transaction to sell its interest in VNC. With the final agreement, Vale's obligation to pay to buyers increased by US$55, which combined with other working capital adjustments, resulted in an additional loss of US$98, recorded as “Impairment and disposals of non-current assets”. On March 31, 2021, the Company disbursed US$555 to VNC on the closing of the transaction, thus the liabilities recorded as at December 31, 2020 were settled and there is no outstanding balance in these interim financial statements.

The agreement also established that Vale may purchase a certain amount of VNC’s annual nickel production with a cap price over a period of 13 years. Such cap included in contract is an embedded derivative, however, it is deemed closely related to the host contract (nickel supply agreement) because the cap was out of the money on inception of the contract. Therefore, this derivative will not be separated from the host contract, which will be accounted for as an executory contract.

Upon closing of the transaction, the Company also recognized a gain of US$1,132 arising from the accumulated exchange differences reclassified from the stockholders’ equity to the income statement under “Other financial items, net”.